LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 22, 2010

TO THE SUMMARY PROSPECTUS

DATED MARCH 1, 2010 OF

LEGG MASON CLEARBRIDGE LARGE CAP VALUE FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 1, 2010, March 12, 2010 and March 19, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 1, 2010 and March 12, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

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